                                                                     EXHIBIT 4.7

                          SIXTH SUPPLEMENTAL INDENTURE

     SIXTH SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
February 24, 2005, among American Household, Inc., a Delaware corporation,
Australian Coleman, Inc., a Kansas corporation, Beacon Exports, Inc., a Kansas corporation, BRK Brands, Inc., a Delaware corporation, CC Outlet, Inc., a
Delaware corporation, Coleman Argentina, Inc., a Delaware corporation, Coleman
Country, Ltd., a Kansas corporation, Coleman International Holdings, LLC, a
Delaware limited liability company, Coleman Latin America, LLC, a Delaware limited liability company, Coleman Venture Capital, Inc., a Kansas corporation,
Coleman Worldwide Corporation, a Delaware corporation, First Alert, Inc., a
Delaware corporation, First Alert/Powermate, Inc., a Delaware corporation,
Kansas Acquisition Corp., a Delaware corporation, Laser Acquisition Corp., a
Delaware corporation, L.A. Services, Inc., a Delaware corporation, Nippon
Coleman, Inc., a Kansas corporation, Packs & Travel Corporation, a Delaware corporation, SI II, Inc., a Florida corporation, Sunbeam Americas Holdings,
Limited, a Delaware corporation, Sunbeam Latin America, LLC, a Delaware limited liability company, Sunbeam Products, Inc., a Delaware corporation, THL-FA IP
Corp., a Delaware corporation, and The Coleman Company, Inc., a Delaware corporation (collectively, the "Guaranteeing Subsidiaries"), which are direct or indirect subsidiaries of Jarden Corporation (formerly known as Alltrista
Corporation), a Delaware corporation (the "Company"), the Company, the other
Guarantors (as defined in the Indenture referred to below) party hereto and The
Bank of New York, as trustee under the Indenture referred to below (the
"Trustee").

                               W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee the
Indenture, dated as of April 24, 2002, among the Company, the Guarantors named therein and the Trustee, as supplemented by the First Supplemental Indenture, dated as of May 7, 2003, among the Company, the Guarantors named therein and the
Trustee, as further supplemented by the Second Supplemental Indenture, dated as of May 28, 2003, among the Company, the Guarantors named therein and the
Trustee, as further supplemented by the Third Supplemental Indenture, dated as of August 28, 2003, among the Company, the Guarantors named therein and the
Trustee, as further supplemented by the Fourth Supplemental Indenture, dated as of April 16, 2004, among the Company, the Guarantors named therein and the
Trustee, and as further supplemented by the Fifth Indenture Supplement, dated as of July 23, 2004, among the Company, the Guarantors named therein and the
Trustee (collectively, as further amended, supplemented or otherwise modified from time to time, the "Indenture"), providing for the issuance of the Company's
9 3/4% Senior Subordinated Notes due 2012 (the "Notes"); WHEREAS, the Indenture
provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall agree to unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth in a subsidiary guarantee to be executed by the
Guaranteeing Subsidiaries on the date hereof (the "Subsidiary Guarantee"); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, the Guaranteeing
Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries hereby agree to provide an unconditional guarantee on the terms and subject to the conditions set forth in the Subsidiary Guarantee and in the Indenture (including without limitation
Article 11 thereof).

3. EXECUTION AND DELIVERY. The Guaranteeing Subsidiaries agree that the
Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, member, stockholder or agent of the Guaranteeing
Subsidiaries, as such, shall have any liability for any obligations of the
Company, the Guarantors or any Guaranteeing Subsidiaries under the Notes, any
Subsidiary

Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each
Holder of the Notes, by accepting a Note or a Subsidiary Guarantee, waives and releases all such liability. The foregoing waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the
SEC that such a waiver is against public policy.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL
GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING
EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE
APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental
Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Guaranteeing Subsidiaries and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                             THE COMPANY:
                             ------------

                             JARDEN CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Executive Vice President of Finance

                             THE TRUSTEE:
                             ------------

                             THE BANK OF NEW YORK, as Trustee

                             By: /s/ Julie Salovitch-Miller
                                ------------------------------------
                                Name: Julie Salovitch-Miller
                                Title: Vice President

                             THE GUARANTEEING SUBSIDIARIES:
                             ------------------------------

                             AMERICAN HOUSEHOLD, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             AUSTRALIAN COLEMAN, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             BEACON EXPORTS, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             BRK BRANDS, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             CC OUTLET, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN ARGENTINA, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN COUNTRY, LTD.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN INTERNATIONAL HOLDINGS, LLC

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN LATIN AMERICA, LLC

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN VENTURE CAPITAL, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             COLEMAN WORLDWIDE CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             FIRST ALERT, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             FIRST ALERT/POWERMATE, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             KANSAS ACQUISITION CORP.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             LASER ACQUISITION CORP.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             L.A. SERVICES, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             NIPPON COLEMAN, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             PACKS & TRAVEL CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             SI II, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             SUNBEAM AMERICAS HOLDINGS,
                               LIMITED

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             SUNBEAM LATIN AMERICA, LLC

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             SUNBEAM PRODUCTS, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             THE COLEMAN COMPANY, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             THL-FA IP CORP.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             THE GUARANTORS:
                             ---------------

                             ALLTRISTA NEWCO CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             ALLTRISTA PLASTICS CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             BICYCLE HOLDING, INC,

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             HEARTHMARK, LLC

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             JARDEN ACQUISITION I, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             JARDEN ZINC PRODUCTS, INC. (formerly
                               known as Alltrista Zinc Products, L.P.)

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             LEHIGH CONSUMER PRODUCTS
                               CORPORATION

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             LOEW-CORNELL, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             O.W.D., INCORPORATED

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             QUOIN, LLC

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             THE UNITED STATES PLAYING CARD
                               COMPANY

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             TILIA, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             TILIA DIRECT, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             TILIA INTERNATIONAL, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             TUPPER LAKE PLASTICS,
                               INCORPORATED

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             USPC HOLDING, INC.

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President

                             X PROPERTIES, LLC

                             By: Quoin, LLC, as its Sole Member

                             By: /s/ Desiree DeStefano
                                ------------------------------------
                                Name: Desiree DeStefano
                                Title: Vice President